UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2009
IMARX THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33043	86-0974730

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12277 134th Court NE, Suite 202
Redmond, Washington	98052

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (520) 770-1259

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Bradford A. Zakes, the President, Chief Executive Officer and Director of ImaRx Therapeutics, Inc. (the “Company”), has notified the Company that he is resigning as President, Chief Executive Officer and Director of the Company in order to accept a position with WA 32609, Inc., the purchaser of substantially all of the Company’s assets in a transaction completed by the Company on September 4, 2009. Mr. Zakes resignation is effective as of Friday, September 18, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2009	IMARX THERAPEUTICS, INC.
	By:	/s/ Richard Love
Richard Love,
Chairman of the Board